April 12, 2002



Dear Fellow Shareholders:

     It is my pleasure to invite you to attend Federal Trust Corporation's 2002 Annual Meeting of Shareholders. The Annual Meeting is being held at the Farmers' Market, 200 West New England Street, Winter Park, Florida, on May 24, 2002, at 10:00 a.m., Eastern Time.

     The attached Notice of the Annual Meeting of Shareholders and Proxy Statement describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business.

     At the Annual Meeting, we will discuss the progress we made in 2001, as well as our goals for 2002. Directors and officers of Federal Trust Corporation, as well as a representative of the accounting firm, Hacker, Johnson & Smith, P.A., will be present to respond to your questions.

     YOUR VOTE IS IMPORTANT, so please sign and date the enclosed Proxy Card promptly and return it in the enclosed postage-paid envelope. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

     On behalf of the Board of Directors and all of our employees, we look forward to seeing you at the Annual Meeting.

                                                  Sincerely,




                                                  James V. Suskiewich
                                                  Chairman of the Board

                            FEDERAL TRUST CORPORATION
                             ----------------------

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2002


     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Federal Trust Corporation ("Annual Meeting"), will be held at the Farmers' Market, 200 West New England Street, Winter Park, Florida, on May 24, 2002, at 10:00 a.m., Eastern Time to consider the following:

     Proposal I    The election of two Class III members and one Class II member of the Board of Directors;

     Proposal II   The amendment of  the  1998 Key Employee  Stock  Compensation
                   Program;

     Proposal III  The amendment of the 1998 Directors' Stock Option Plan;

     Proposal IV   The  ratification  of the  appointment  of Hacker,  Johnson &
                   Smith, P.A., as the independent auditors for the fiscal year ending December 31, 2002;

     Proposal V    The  adjournment of the Annual Meeting to solicit  additional proxies in the event there are not sufficient votes to approve any of the foregoing Proposals; and

                   To transact any other business that properly comes before the Annual Meeting, or any adjournment.

     The Board of Directors has fixed the close of business on March 29, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only record holders of common stock on that date will be entitled to vote at the Annual Meeting, or at any adjournment. In the event there are insufficient votes to approve any of Proposals I, II, III or IV, the Annual Meeting may be adjourned pursuant to Proposal V, to permit further solicitation of proxies by the Board of Directors.

                                             By Order of the Board of Directors,




                                             James V. Suskiewich
                                             Chairman of the Board


Winter Park, Florida
April 12, 2002

                            FEDERAL TRUST CORPORATION
                        312 West First Street, Suite 400
                             Sanford, Florida 32771
                               -------------------

                                 PROXY STATEMENT
                               -------------------

                               GENERAL INFORMATION
Annual Meeting

--------------------------------------------------------------------------------
         DATE:              May 24, 2002
         TIME:              10:00 a.m. (Eastern Time)
         LOCATION:          Farmers' Market
                            200 West New England Street
                            Winter Park, Florida
--------------------------------------------------------------------------------

Solicitation and Voting of Proxies

     This Proxy Statement and the accompanying Proxy Card are being furnished to shareholders of record as of the close of business on March 29, 2002, in connection with the solicitation of proxies by the Board of Directors of Federal Trust Corporation ("Federal Trust"), the parent holding company of Federal Trust Bank ("Bank"). Proxies obtained by the Board of Directors will be voted at Federal Trust's 2002 Annual Meeting of Shareholders ("Annual Meeting"). Please note that we collectively refer to Federal Trust and the Bank as the "Company" in this Proxy Statement. Our Annual Report, including financial statements for the fiscal year ended December 31, 2001, accompanies this Proxy Statement, which is first being mailed to you and our other shareholders on or about April 12, 2002.

     Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage- paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given. Where no instructions, are given, proxies will be voted:

     "FOR" the election of the two Class III and one Class II directors;

     "FOR" the amendment of the 1998 Key Employee Stock Compensation Program;

     "FOR" the amendment of the 1998 Directors' Stock Option Plan;

     "FOR" the ratification of the appointment of Hacker, Johnson & Smith, P.A., as our independent auditors for the fiscal year ending December 31, 2002; and

     "FOR" the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve any proposals.

                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

     It is important that your proxy be returned promptly. Therefore, whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage- paid envelope.

Revocation of Proxy

     Your presence at the Annual Meeting will not automatically revoke your proxy. You may revoke your proxy at any time prior to its exercise by simply:

     o    delivering a written notice of revocation to us;
     o    delivering a duly executed proxy bearing a later date to us; or
     o    voting in person at the Annual Meeting.

Voting Procedures

     Our Articles of Incorporation do not provide for cumulative voting. Under Florida law, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore you will have the right to vote, in person or by proxy, the number of shares which you own for as many director nominees as there are directors to be elected, For example, if you own five shares, you may cast a maximum of five votes for each director to be elected.

     Other matters are approved if votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by Florida law or our Articles of Incorporation. In determining whether a proposal has been approved, abstentions and broker non-votes have no effect.

     If your shares are held in street name, under certain circumstances, your brokerage firm may vote your shares. Brokerage firms have authority to independently vote their customers' shares on certain "routine" matters, including election of directors. When a brokerage firm votes its customers' shares on routine matters, those shares are also counted for purposes of establishing a quorum at the meeting. A brokerage firm cannot independently vote its customers' shares on non-routine matters. Accordingly, those shares are not counted as votes against a non-routine matter, but rather not counted at all for such a matters. Proposal II, approval of an amendment to the 1998 Key Employee Stock Compensation Program, and Proposal III, approval of an amendment to the 1998 Directors' Stock Option Plan, are considered non-routine matters. We, therefore, encourage you to provide instructions to your brokerage firm as to how your proxy should be voted. This ensures your shares will be voted at the Annual Meeting.

     The close of business on March 29, 2002, has been fixed by our Board of Directors as the "record date" for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 5,492,782 shares of Federal Trust common stock outstanding, held by approximately 348 shareholders of record.



                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

Certain Stockholders

     The following table contains information regarding the only people known to us to be beneficial owners of 5% or more of the outstanding shares of Federal Trust common stock as of the record date.


Name and Address of
Beneficial Owner                       Number of Shares       Percent of Class
------------------------               ----------------       ----------------
William R. Hough & Co.                    492,241(1)                8.96%
100 Second Avenue South, Suite 800
St. Petersburg, Florida 33701

A. George Igler                           525,771(2)                9.56
1501 Park Avenue East
Tallahassee, Florida 32301

Einar Paul Robsham                        488,400(3)                8.89
Post Office Box 5183
Cochituate, Massachusetts 01778

James V. Suskiewich                       325,889(4)                5.81
Post Office Box 1867
Sanford, Florida 32772-1867

----------------------

     (1) Includes 247,671 shares owned by WRH Mortgage, Inc. and 244,600 shares owned by William R. Hough & Co., as disclosed in the Form 4 filed with the Securities and Exchange Commission on July 1, 1998.
     (2) Includes 506,538 shares held as Interim Voting Trustee, 7,500 shares covered under presently exercisable stock options, and 9,233 shares held as a joint tenant with the right of survivorship. An application has been filed with the Office of Thrift Supervision to permit James V. Suskiewich to own up to 25% of Federal Trust's outstanding common stock. If the application is approved, the 506,538 shares will be transferred to Mr. Suskiewich, as Voting Trustee. While the application is pending, however, Mr. Igler is serving as Interim Voting Trustee. Pursuant to the terms of the Voting Trust Agreement, the Voting Trustee has sole voting power over the shares, but may not sell or otherwise alienate the shares. The Voting Trust shall terminate upon the earlier of: (i) July 31, 2006; (ii) the cessation of Mr. Suskiewich's service on Federal Trust's Board of Directors; (iii) a change-in-control of Federal Trust; (iv) Federal Trust's exercise of an option to purchase the Sanford office building; or (v) the resignation of Mr. Suskiewich as Voting Trustee.
     (3) As disclosed in the Schedule 13(d) filed with the Securities and Exchange Commission on June 19, 2000.
     (4) Includes 116,954 shares held as trustee under Federal Trust's ESOP with respect to which Mr. Suskiewich exercises sole voting and investment power, and 120,000 shares covered under presently exercisable stock options. Please see footnote (2) regarding shares held under a Voting Trust Agreement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and greater than 10% stockholders, to file reports of stock ownership and changes in ownership with the Securities and Exchange Commission. Such stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

     To the best of our knowledge, during 2001, each of our directors and executive officers timely filed all reports required by Section 16(a), with the exception of A. George Igler, who filed his Form 3 late. To our knowledge, there are no beneficial owners of 10% or more of Federal Trust common stock.

                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors of Federal Trust conducts its business through meetings of the full Board. During 2001, the Board of Directors held nine meetings. All of Federal Trust's directors attended at least 75% of the total meetings of the Board of Directors and, if they were a member, of the Audit Committee.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     In 2001, Federal Trust's Board had only one standing committee, the Audit Committee. This committee reviews our auditing, accounting, financial reporting and internal control functions pursuant to a Charter adopted by the Board of Directors on July 28, 2000. The Audit Committee recommends to the Board our independent auditors and reviews their services. The Audit Committee is comprised of only non-employee directors, who are all considered independent under the National Association of Securities Dealers' rules.

     As part of its duties, the Audit Committee reviewed and discussed with our management and independent auditors:

     o our audited financial statements for the fiscal year ended December 31, 2001;
     o those matters required to be discussed by Statement on Auditing Standards 61; and
     o the written disclosures and letter from the independent auditors regarding its independence as required by Independence Standards Board Standard No. 1.

     Based upon these reviews and discussions, the Audit Committee recommended that the Company's audited financial statements be included in our Form 10-KSB for the fiscal year ended December 31, 2001. Members of the Audit Committee are Dr. Samuel C. Certo, George W. Foster, Kenneth W. Hill (Chairman) and A. George Igler (who joined the Audit Committee in the fourth quarter of 2001).


                                   PROPOSAL I
                              ELECTION OF DIRECTORS

     The Board of Directors is presently comprised of five members. Our Articles of Incorporation provide that directors are divided into three classes, which serve for staggered three-year terms. This year, two Class III and one Class II directors are to be elected. On July 1, 2001, Aubrey H. Wright, Jr. resigned from the Board to permit the appointment of another outside director. On October 26, 2001, A. George Igler was elected to fill that vacancy. Mr. Wright continues to serve as Chief Financial Officer of Federal Trust and as a director, Senior Vice President and Chief Financial Officer of the Bank.

     To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person. The three nominees have indicated that they are willing to stand for election and to serve as directors, if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

     Information relating to the business experience, age and beneficial ownership of our common stock of each director nominee and continuing director is described below.

                            -------------------------
                                DIRECTOR NOMINEES
                            -------------------------


CLASS III DIRECTORS
TERMS TO EXPIRE IN 2005

      Dr. Samuel  C. Certo,  age  55,     72,000(1) shares of common stock
      has been a director of  Federal     1.30% of the outstanding common stock
      Trust since 1997 and a director
      of the Bank since  1996.  He is
      the former Dean and a Professor
      of  Management in  the  Crummer
      Graduate  School of Business at
      Rollins College in Winter Park.
      Since   1986,   Dr. Certo   has
      served as a business consultant
      and has published   text- books
      in the areas of management  and
      strategic management. Dr. Certo
      resides in Longwood, Florida.


      James V.  Suskiewich,  age  54,     325,889(2) shares of common stock
      has  been a director of Federal     5.81% of the common stock outstanding
      Trust   since   1994   and   is
      currently   Chairman   of   the
      Board.   He   has   served   as
      President and  Chief  Executive
      Officer of Federal Trust  since
      July 1996.  Since January 1993,
      he has  been  President,  Chief
      Executive     Officer   and   a
      director      of    the   Bank.
      Mr. Suskiewich resides in  Lake
      Mary, Florida.


CLASS II DIRECTOR
TERM TO EXPIRE IN 2004

      A. George Igler,  age  50,  was     525,771(3) shares of common stock
      elected   to   the   Board   in     9.56% of the outstanding common stock
      October,  2001.  Since 1992, he
      has been a principal in the law
      firm   of  Igler  &  Dougherty,
      P.A.,   which   specializes  in
      banking,      corporate     and
      securities    law.    Igler   &
      Dougherty, P.A.,  has served as
      the Company's corporate counsel
      since 1993.  Mr. Igler  resides
      in Tallahassee, Florida.


                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

                            -------------------------
                              CONTINUING DIRECTORS
                            -------------------------




CLASS I DIRECTOR
TERM EXPIRING IN 2003

      Kenneth W. Hill,   age  69, has     70,000(1) shares of common stock
      been   a   director  of Federal     1.27% of the outstanding common stock
      Trust since 1997 and a director
      of  the  Bank  since  1995. Mr.
      Hill was the Vice President and
      Trust Officer of SunBank, N.A.,
      Orlando,  Florida   from   1983
      through 1995.  Mr. Hill resides
      in Orlando,  Florida.



 CLASS II DIRECTOR
 TERM EXPIRING  IN 2004

      George W. Foster,  age 73, is a     36,343(1) shares of common stock
      retired  banker and  has been a     Less than 1% of the outstanding
      director of Federal Trust since     common stock
      1997 and a director of the Bank
      since 1990.  From 1990  through
      1993,  he  served  as President
      and Chief Executive  Officer of
      the Bank.  Mr. Foster  resides
      in Longwood,  Florida.


Directors and executive officers          1,339,797(4)  shares  of common  stock
as a group (11 persons)                   22.76%(5) of the outstanding common
                                          stock

-----------------------------

(1)  Includes 25,000 shares covered under presently exercisable stock options.
(2) Includes 116,954 shares held as trustee under Federal Trust's ESOP with respect to which Mr. Suskiewich exercises sole voting and investment power, and 120,000 shares covered under presently exercisable stock options.
(3) Includes 506,538 shares held as Interim Voting Trustee, 9,233 shares held as a joint tenant with the right of survivorship, and 7,500 shares covered under presently exercisable stock options.
(4)  Includes stock owned by:


                                                                                      Number of         Shares Covered
Name                      Position with the Bank                                        Shares            by Options
----                      ----------------------                                        ------            ----------

Jennifer B. Brodnax       Vice President/Operations                                     22,580              15,000
Stephen C. Green          Executive Vice President and Chief Operating Officer            -                 70,000
Dennis J. Harward         Director                                                      35,000               7,500
Thomas J. Punzak          Treasurer                                                     13,607              15,000
Daniel C. Roberts         Senior Vice President and Chief Credit Officer                 2,000              15,000
Aubrey H. Wright, Jr.     Director, Senior Vice President and Chief Financial           44,107              70,000
                          Officer and Chief Financial Officer of Federal Trust

(5) Percentage based on 5,887,782 shares, of which 5,492,782 shares were outstanding as of the record date and 395,000 shares covered under stock options.

--------------------------------------------------------------------------------
              The Board of Directors recommends that you vote "FOR"
      the election of the two Class III and one Class II director nominees.
--------------------------------------------------------------------------------


                          ---------------------------

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

                              DIRECTOR COMPENSATION

     In 2001, we paid each Federal Trust director a $750 per quarter retainer, but not any per meeting or committee fees. We also paid each Bank director a $750 per quarter retainer, and, for each such meeting they attended, $500 per Board meeting and $250 per committee meeting. In 2002, we will pay each Federal Trust director a $1,250 quarterly retainer, and have modified our compensation of Bank directors so that we now pay them $1,250 per quarter retainers in addition to the per meeting fees.

     We also have in place the 1998 Directors' Stock Option Plan, which is described in detail under Proposal III. Pursuant to that proposal, we are seeking your approval to increase the number of shares of common stock reserved for issuance upon the exercise of directors' stock options from the current 90,000 shares to 140,000 shares.

                             EXECUTIVE COMPENSATION
General

     Compensation for our executive officers is determined by the respective Boards of Directors, excluding any director who is also an executive officer. Current directors who are not executive officers are: Dr. Samuel C. Certo, George W. Foster, Dennis J. Harward (Bank director only), Kenneth W. Hill, and
A. George Igler (Federal Trust director only). Initially, the Bank's Chief Executive Officer and President, James V. Suskiewich, determines the salary range recommendations for all employees, including the other executives. The CEO and President then presents his recommendations to the respective Boards of Directors, which review and analyze the information. The Boards then determine the compensation of their executive officers, including the compensation of the CEO and President.

Executive Compensation Policies and Program

     Our executive compensation program is designed to:

     o    attract and retain qualified management;
     o    meet short-term financial goals; and
     o    enhance long-term shareholder value.

     We strive to pay each executive officer the base salary that would be paid on the open market for a fully qualified officer of that position. The respective Boards of Directors determine the level of base salary and any incentive bonus plan for our executive officers, based upon industry standards, determined from annual surveys published by the Florida Bankers' Association and private companies specializing in executive compensation analysis for financial institutions. Such surveys provide compensation information based on institution size and geographic location and serve as a benchmark for determining executive salaries. Changes to individual base salaries and discretionary bonus awards are based upon an evaluation of the officer's responsibilities and individual performance standards, along with our overall performance for the year. Each officer is given the opportunity to earn an annual bonus, generally in the range of 10-40% of his or her base salary. In fiscal year 2001, bonuses were paid to executive officers for: (i) our overall performance; (ii) the progress made in implementing the second phase of our new corporate strategy; and (iii) our achieving our sixteenth through nineteenth consecutive profitable quarters.

                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

Compensation of the Chief Executive Officer

     Federal Trust's CEO and President, James V. Suskiewich, does not receive compensation, but is compensated in his position as CEO and President of the Bank. Federal Trust reimburses the Bank for the time that Mr. Suskiewich spends on holding company matters.

Insider Participation in Compensation Decisions

     James V. Suskiewich, Federal Trust's and the Bank's CEO and President, along with Aubrey H. Wright, Jr., Chief Financial Officer of Federal Trust and Senior Vice President and CFO of the Bank, are both members of the Board of Directors of the Bank. Mr. Suskiewich is also the Chairman of the Board of Federal Trust. Mr. Suskiewich and Mr. Wright participated in deliberations of the respective Boards regarding executive compensation. Neither, however, participated in any deliberations regarding their individual compensation.

Summary Compensation Table

     The following Summary Compensation Table shows compensation information regarding executive officers James V. Suskiewich, Aubrey H. Wright, Jr. and Stephen C. Green. In 2001, no other executive officer received compensation in excess of $100,000, which is the level required to be reported in this table by Securities and Exchange Commission regulations.

                                                          Annual Compensation (1)                        Long-Term Compensation
                                          ------------------------------------------------------      -----------------------------
      Name and                                                                   Other Annual          Restricted Stock
Principal Position(1)           Year       Salary      Bonus    Directors' Fees  Compensation(2)           Awards(3)     Options(4)
---------------------           ----       ------      -----    ---------------  ---------------      -----------------------------

James V. Suskiewich             2001      $156,000   $ 81,000      $ 17,000         $ 61,457               $ 37,627            -
CEO and President of            2000       156,000     41,000        17,000           47,936                 24,221            -
   Federal Trust                1999       149,615     34,000        17,500           47,818                  3,024            -
CEO and President of the Bank

Aubrey H. Wright, Jr.           2001        98,000     27,700        10,000           37,122               $ 27,350            -
CFO of Federal Trust            2000        98,000     14,029        10,000           29,091                 11,351            -
Senior Vice President and       1999        94,000     12,000        12,500           26,206                  2,011            -
   CFO of the Bank

Stephen C. Green                2001       105,000      1,000            -            12,073                     -         70,000
Executive Vice President and    2000        19,173      1,000            -               739                     -             -
   Chief Operating Officer
    of the Bank


(Footnotes to follow on next page)









                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

----------------------------
     (1) Includes all compensation in the year earned whether received or deferred at the election of the executive.
     (2)  Includes the estimated value of:


              James V. Suskiewich                                      2001         2000         1999
              -------------------                                   -------      --------     -------
              Health & life insurance premiums                     $  4,371     $  3,637     $  4,244
              Social/country club dues                                4,957        4,995        5,117
              Vested 401(k) plan contributions                        5,240        5,000        5,000
              Supplemental retirement plan                           42,337       37,404       33,120
              Use of company automobile                               4,542        4,900        5,337
                                                                      -----        -----        -----

                               Total:                              $ 61,447     $ 55,936     $ 52,818
                                                                   ========     ========     ========


              Aubrey H. Wright, Jr.                                    2001         2000         1999
              ---------------------                                 -------     --------     --------
              Health & life insurance premiums                     $  4,756     $  4,241     $  4,222
              Social/country club dues                                  282            -            -
              Vested 401(k) plan contributions                        3,952        3,180        3,150
              Supplemental retirement plan                           28,132       24,850       21,984
                                                                     ------       ------       ------

                               Total:                              $ 37,122     $ 32,271     $ 29,356
                                                                   ========     ========     ========


              Stephen C. Green                                         2001         2000
              ----------------                                      -------     --------
              Health & life insurance premiums                     $  6,849     $    739
              Social/country club dues                                5,224            -
                                                                      -----        -----

                               Total:                              $ 12,073     $    739
                                                                   ========     ========

     (3) Includes value of fully vested participation in our Employee Stock Ownership Plan, which is described elsewhere in the Executive Compensation section of this Proxy Statement.
     (4) Options granted under our 1998 Key Employee Stock Compensation Program, which is described under Proposal II in this Proxy Statement.

Employment Contracts

     Federal Trust and the Bank have entered into joint employment agreements with two of our executive officers, James V. Suskiewich, CEO and President and Aubrey H. Wright, Jr., CFO of Federal Trust and Senior Vice President and CFO of the Bank. The Bank has also entered into employment agreements with Stephen C. Green, Chief Operating Officer and Executive Vice President and Daniel C. Roberts, Chief Credit Officer and Senior Vice President. With the exception of the President and CEO, it is the Board's intent that the term of each executive officer's employment agreement be limited to two years. The following is a summary of the four employment agreements.

     James V. Suskiewich. Mr. Suskiewich's employment agreement was significantly amended and re- executed on December 18, 1998. Pursuant to its terms, Mr. Suskiewich is to receive a base salary, plus reimbursement of reasonable business expenses. In addition, for any quarter in which the Bank's after-tax earnings are at least 0.50% of its average quarterly assets on an annualized basis, Mr. Suskiewich is to receive a bonus equal to 3% of the Bank's quarterly net, pre-tax income. Mr. Suskiewich is also entitled to discretionary performance bonuses to be paid annually for the duration of the agreement. For the year ended December 31, 2001, Mr. Suskiewich received bonuses of $81,000.

                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

     The original term of Mr. Suskiewich's employment agreement was three years. Each day during the term of the agreement, the agreement automatically renews for one additional day. Therefore, at all times, Mr. Suskiewich's agreement has a three-year term. The respective Boards of Directors review the agreement annually to determine whether the agreement should continue to be extended. Any party to the agreement may cease the automatic renewals by notifying the other parties of its intent to not renew. In addition, any party may terminate the agreement by delivering to the other parties a notice of termination. The date of termination is either 60 or 90 days after delivery of the notice (depending on the reason for termination).

     Mr. Suskiewich's employment agreement provides for termination by the Company for reasons other than for "cause" and by Mr. Suskiewich for "good reason," as those terms are defined in the agreement. In the event the employment agreement is terminated by the Company for reasons other than for "cause" or by Mr. Suskiewich for "good reason," he shall be entitled to a severance payment. The severance payment would be paid in a lump sum equal to the total annual compensation due for the remainder of the term of the employment agreement, the performance bonus due for the quarter of termination, an annualized portion of any long term incentives to later come due, and the amount of annual club dues for the year of termination, all multiplied by the number of years remaining on the term of his employment agreement.

     In the event of a change in control of Federal Trust or the Bank, Mr. Suskiewich will be entitled to a special incentive bonus equal to three times his annual salary multiplied by the price-to-book-value ratio at which Federal Trust or the Bank is acquired. The agreement also includes a "gross up" payment clause, should the severance payments received be subject to federal excise taxes. Under this provision, Federal Trust or the Bank would increase Mr. Suskiewich's severance payment so that the net proceeds from such payments would equal the amount of severance payments due under the terms of the employment agreement.

     The employment agreement also permits Mr. Suskiewich to terminate his employment voluntarily. In the event of voluntary termination, except as previously described, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.

     Aubrey H. Wright, Jr. Mr. Wright's employment agreement became effective on September 1, 1995, and had an original term of three years. By September 15th of each subsequent year, Federal Trust and the Bank are to review Mr. Wright's performance to determine whether the term of the agreement should be extended for an additional year. In keeping with its intent to limit the term of each executive officer's employment agreement to two years, the Board did not extend his employment agreement in September 2001. Currently, Mr. Wright has one year and six months remaining on the term of his employment agreement. Under the employment agreement, Mr. Wright is entitled to receive a base salary, plus reimbursement of reasonable business expenses. In addition, for any quarter in which the Bank is "well capitalized" under federal banking regulations and its quarterly after-tax earnings are at least 0.50% of its average quarterly net, pre-tax income. Mr. Wright is to receive a bonus equal to 1% of the Bank's quarterly net income. He is also entitled to discretionary performance bonuses payable annually for the duration of the employment agreement. For the year ended December 31, 2001, Mr. Wright received bonuses of $27,700.

                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

     In the event Mr. Wright's employment is terminated for reasons other than for "just cause" or he terminates his employment for "good reason," as those terms are defined in his employment agreement, he shall receive as a severance payment, the total annual compensation due for the remainder of the term of his employment agreement plus any incentive bonus to which he would then be entitled. In the event of a change in control of Federal Trust or the Bank, Mr. Wright will be entitled to a special incentive bonus equal to two times his current annual salary, multiplied by the price-to-book-value ratio at which Federal Trust or the Bank is acquired. However, if he accepts employment with the acquiror, he shall instead receive a bonus of 50% of his then current salary, multiplied by the same ratio.

     The employment agreement permits Mr. Wright to terminate his employment voluntarily. In the event of voluntary termination, except as previously described, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.

     Stephen C. Green. Mr. Green's employment agreement became effective on November 1, 2000, and had an original term of two years. On the second anniversary of the agreement and each succeeding anniversary until Mr. Green's 65th birthday, Federal Trust and the Bank are to review Mr. Green's performance to determine whether the term of the agreement should be extended for an additional year. Under the terms of the employment agreement, Mr. Green is entitled to receive a base salary, plus reimbursement of reasonable business expenses. He is also entitled to performance bonuses payable annually at the discretion of the Bank's CEO and President and to participate in any bonus and incentive programs adopted by the Bank.

     Mr. Green's employment agreement provides for termination by the Bank for reasons other than for "cause," as well as by Mr. Green for "good reason," as those terms are defined in the employment agreement. In the event his employment agreement is terminated by the Bank for reasons other than for "cause" or by Mr. Green for "good reason," he would be entitled to severance payments equal to his base salary for the remaining term of the agreement. In the event of termination due to a change in control, he will be entitled to a sum equal to two times his annual base salary. In either instance, Mr. Green will receive these sums in semi-monthly installments. In addition, the Bank is also to permit Mr. Green's continued participation in any applicable benefit plans for the shorter of: (i) the remaining term of the agreement; (ii) one year; or (iii) the period of time ending on the date Mr. Green is eligible to participate in a comparable plan with another employer.

     In addition, the employment agreement permits Mr. Green to terminate his employment voluntarily. In the event of voluntary termination, except as previously described, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.

     Daniel C. Roberts, Jr. Mr. Roberts' employment agreement became effective on March 1, 2001, and, except for the base salary, is identical to Mr. Green's employment agreement in all material respects.









                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

Employee Stock Ownership Plan

     All of our full-time salaried employees are participants in the Employee Stock Ownership Plan ("ESOP"). Executive officers are eligible to participate in the ESOP, but directors are not eligible unless they are also full-time salaried employees. A participant's interest in the ESOP becomes vested upon the participant's fifth anniversary of employment. As of December 31, 2001, 12 employees had vested interests in the ESOP.

     ESOP contributions are determined annually by the respective Boards of Directors, taking into consideration prevailing financial conditions, our fiscal requirements and other factors deemed relevant by the Boards. In general, contributions of up to 15% of total compensation paid to employees during the year can be made to the ESOP. The contribution made on behalf of each participant equals the proportion that each participant's compensation for the year bears to the total compensation of all participants for the year. In 2001 and 2000, cash contributions of $100,000 and $124,244, respectively, were made to the ESOP. The ESOP currently holds 116,954 shares of Federal Trust common stock, or 2.13% of the outstanding shares.


                TRANSACTIONS WITH MANAGEMENT OR OTHER AFFILIATES

Indebtedness of Management

     In 1999, the Boards of Directors of Federal Trust and the Bank amended their loan policies to allow limited types of loans to be made to directors, officers and employees. Loans made by the Bank are also subject to the provisions of Section 22(h) of the Federal Reserve Act, which request any credit extended by the Bank to our directors, executive officers and principal shareholders, or any of their affiliates must: (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the Bank with non-affiliated parties; and (ii) not involved more than the normal risk of repayment or present other unfavorable features.

     In February 2000, Federal Trust loaned five of our directors and officers funds to purchase Federal Trust common stock in the open market. The aggregate amount loaned was $222,477. The largest single loan was $50,440. All five loans are at 8% interest and require only interest payments for three years, at which time the principal will come due. Each of these loans is secured by the Federal Trust common stock purchased with the loan's proceeds. As of December 31, 2001, these loans represented approximately $205,000, or less than one-tenth of one percent of our total loan portfolio and are all current and performing according to their terms.

Other Transactions with Related Persons

     When a transaction involves the Company and an officer, director, principal shareholder or affiliate, it is our policy that the transaction must be on terms no less favorable to us than could be obtained from an unaffiliated party. All such transactions must be approved in advance by a majority of Federal Trust's or the Bank's independent and disinterested directors. During 2001, we did not have any transactions with related persons other than the loans described above.

                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

                                   PROPOSAL II
                                AMENDMENT OF THE
                  1998 KEY EMPLOYEE STOCK COMPENSATION PROGRAM

     The 1998 Key Employee Stock Compensation Program ("Employee Program") was approved by our shareholders at the 1998 Annual Meeting and is for the benefit of our officers and other key employees. The Employee Program is comprised of four parts: an Incentive Stock Option Plan, a Compensatory Stock Option Plan, a Stock Appreciation Rights Plan and a Performance Plan.

     The Employee Program provides for the issuance of options to purchase our common stock. Stock appreciation rights, which enable the recipient to elect payment wholly or partially in cash, based upon increases in the market value of the stock since the date of the grant, may also be awarded under the 1998 Program, as may outright awards of Federal Trust common stock.

     A committee consisting of not less than three directors of Federal Trust (none of whom may be an employee of Federal Trust or the Bank) has been given authority to administer the Employee Program and to grant options, stock appreciation rights and share awards. The current Program Administrators are:
George W. Foster, Kenneth W. Hill and Dr. Samuel C. Certo. The Program Administrators may make grants under the Employee Program at their discretion to any full-time employee, including those who are directors and officers. Directors who are not full-time salaried employees are not eligible to participate in the Employee Program.

     Options granted under the Employee Program are exercisable in one or more installments and may be exercisable on a cumulative basis. Options are exercisable for a term no longer than ten years. Options are not transferable and will terminate within a period of time following termination of employment. In the event of a change in control or a threatened change in control, all options granted before such event shall become immediately exercisable; provided, however, that no options shall be exercisable for a period of six months from the date of grant. The term "control" generally means the acquisition of 10% or more of the voting securities of Federal Trust by any person or group. This provision may have the effect of deterring hostile changes in control by increasing the costs of acquiring control.

     Options granted under the Employee Program may be "incentive stock options" within the meaning of the Internal Revenue Code, which are designed to result in beneficial tax treatment to the employee, but no tax deduction for Federal Trust. Options may also be "compensatory stock options" which do not give the employee certain benefits of an incentive stock option, but entitle us to a tax deduction when the options are exercised. The exercise price of incentive stock options may not be less than the fair market value of common stock on the date the option is granted. Compensatory stock options may be exercisable at a price equal to or less than the fair market value of a share of common stock at the time of the grant of the option. At December 31, 2001, no compensatory stock options had been granted.

     No consideration is received by Federal Trust in return for the grant of options, although consideration would be received upon exercise of the options. For financial reporting purposes, there is no charge to the income of Federal Trust in connection with the grant or exercise of an option. As of March 29, 2002, the market value of our common stock was $4.37 per share.

                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

     The grant of stock appreciation rights would require charges to the income of Federal Trust based on the estimated costs which would be incurred upon their exercise. In the event of a decline in the market price of our common stock subsequent to such a charge against earnings, a reversal of prior charges is typically made in the amount of such decline. Share awards also require a charge to income equal to the amount of the award at the time it becomes likely that the shares will be awarded, with subsequent increases or decreases based on market price fluctuations prior to the actual awarding of the shares. No stock appreciation rights or share awards have been granted or are presently intended to be granted under the Employee Program.

     The terms of the Employee Program may be amended by the Program Administrators except that no amendment may increase the maximum number of shares included in the Employee Program, change the exercise price of incentive stock options, increase the maximum term established for any option, stock appreciation right or share award, or permit any grant to a person who is not a full-time employee of the Company.

     Under the terms of the Employee Program, 325,000 shares of common stock have been reserved for issuance upon the exercise of options. As of March 29, 2002, incentive stock options to purchase 305,000 shares of common stock had been granted to our officers and key employees. Currently, only 20,000 shares remain available for future option grants. The following table reflects the amount of options which have been granted to our employees.

                                                                                        Number of Shares
                                                                                           Subject to              Exercise
              Name                                      Title                           Options Granted             Price
        ------------------------------         -----------------------------            ----------------          ---------
        James V. Suskiewich                    President/CEO                                 120,000                $4.00
        Aubrey H. Wright, Jr.                  Senior Vice President/CFO                      70,000                 4.00
        Stephen C. Green                       Executive Vice President/COO                   70,000                 4.00
        Daniel C. Roberts, Jr.                 Senior Vice President/CCO                      15,000                 4.00
        Jennifer B. Brodnax                    Vice President/Operations                      15,000                 4.00
        Thomas J. Punzak                       Treasurer                                      15,000                 4.00
                                                                                            --------
        All employees as a group                                                             305,000
                                                                                             =======


     With this proposal, we are seeking your approval to amend the Employee Program to increase the number of shares of common stock available for issuance pursuant to the exercise of stock options by 150,000 shares, to 475,000 total shares. We believe this amendment will serve to increase our flexibility in recruiting and retaining qualified executives and key employees, although we do not presently intend to grant any new options to officers or employees who have already been granted options.

     As the proposed amendment will increase the number of shares of common stock available to be subject to options, shareholder approval of the amendments is required by the Employee Program. The amendment will be approved if the votes cast in favor of the amendment exceed those cast against it.

--------------------------------------------------------------------------------
              The Board of Directors recommends that you vote "FOR"
                    amending the Employee Program to increase
                   the number of options available for grant.
--------------------------------------------------------------------------------

                          ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

                                  PROPOSAL III
               AMENDMENT OF THE 1998 DIRECTORS' STOCK OPTION PLAN

     The 1998 Directors' Stock Option Plan ("Directors' Plan") was approved by shareholders at the 1998 Annual Meeting. The Directors' Plan authorizes the granting of only compensatory options. Under the terms of the Directors Plan, 90,000 shares of common stock have been reserved for issuance upon the exercise of options.

     Under the terms of the Directors' Plan, the per share exercise price of any option must be equal to the fair market value of a share of common stock as of the date of grant. For the purposes of Directors' Plan, the fair market value of a share of common stock is the closing sales price of a share of common stock on the date the option granted (or, if such day is not a trading day, on the last trading day before the grant), as reported by the markets or exchanges where our shares are traded. If no such closing prices are reported, the fair market value is the average of the closing high bid and low ask prices of a share of common stock, or if no such quotations are available, the price furnished by a professional securities dealer making a market in our shares, as selected by our Board. An option may be exercised any time after six months from the date of grant up until ten years after the date of grant. Unless terminated, the Directors' Plan shall remain in effect until the tenth anniversary of its effective date.

     As of March 29, 2002, Dr. Samuel C. Certo, George W. Foster and Kenneth W. Hill had each been granted options to purchase 25,000 shares of common stock and Dennis J. Harward and A. George Igler had each been granted options to purchase 7,500 shares, all of which are presently exercisable. Therefore, no shares remain available for future option grants. The exercise price of all outstanding options is $4.00 per share.

     In order to be able to grant options to newly elected or appointed directors on either of our Boards of Directors, we are seeking your approval to amend the Directors' Plan. The proposed amendment will increase the number of shares of common stock available for issuance upon the exercise of stock options by 50,000 shares to 140,000 total shares. We believe this amendment will serve to increase our flexibility in recruiting and retaining qualified directors for both of our Boards. If this proposal is adopted, we intend to grant options for an additional 2,500 shares to both A. George Igler and Dennis J. Harward.

     As the proposed amendment will increase the number of shares of common stock available to be subject to options, shareholder approval of the amendment is required by the Directors' Plan. The amendment will be approved if the votes cast in favor of the amendment exceed those cast against it.


--------------------------------------------------------------------------------
              The Board of Directors recommends that you vote "FOR"
               amending the Directors' Plan to increase the number
                         of options available for grant.
--------------------------------------------------------------------------------







                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

                                   PROPOSAL IV
           RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002

     At its meeting on September 28, 2001, the Board of Directors of Federal Trust terminated the services of KPMG Peat Marwick, LLP. At the same meeting, the Board of Directors selected the accounting firm of Hacker, Johnson & Smith, P.A., as independent auditors for the remainder of the 2001 fiscal year. In connection with its audits of the two most recent full years and during the subsequent interim period, there were no disagreements with KPMG Peat Marwick, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to the satisfaction of KPMG Peat Marwick, LLP would have caused it to make reference in its report on the matter. This includes disagreements which were resolved to the satisfaction of KPMG Peat Marwick, LLP.

     KPMG Peat Marwick, LLP's reports on the financial statements for December 31, 2000 and December 31, 1999, did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     Subsequent to terminating its services, we requested that KPMG Peat Marwick, LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements set forth above. A copy of KPMG Peat Marwick, LLP's letter to the Securities and Exchange Commission, dated October 5, 2001, is included as Exhibit A to this Proxy Statement.

     Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. as our independent auditors for the fiscal year ending December 31, 2002. A representative from the firm is expected to be present at the Annual Meeting to make a statement and respond to shareholder questions.

     Audit Fees: The aggregate fees billed for professional services by Hacker, Johnson & Smith, P.A., in connection with the audit of our annual financial statements for the fiscal year ended December 31, 2001, and the reviews of the financial statements included in our quarterly filings with the SEC were $18,000. Prior to its dismissal, KPMG Peat Marwick, LLP billed Federal Trust $66,000 for reviews of financial statements included in quarterly filings for 2001.

     All Other Fees: In addition to fees billed for audit services and interim reviews of financial statements, KPMG Peat Marwick LLP, billed us $14,650 in 2001, which was substantially for tax-related services. Hacker, Johnson & Smith, P.A. did not bill us for any other services in 2001.


--------------------------------------------------------------------------------
              The Board of Directors recommends that you vote "FOR"
                     the ratification of the appointment of
                         Hacker, Johnson & Smith, P.A.,
    as our independent auditors for the fiscal year ending December 31, 2002.
--------------------------------------------------------------------------------




                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

                                   PROPOSAL V
                          ADJOURNMENT OF ANNUAL MEETING

     The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not enough votes to approve Proposals I, II, III or IV at the Annual Meeting. In order to permit proxies that have been timely received by us to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for less than 30 days, no notice of the time or place of the reconvened Annual Meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
              The Board of Directors recommends that you vote "FOR"
                     the adjournment of the Annual Meeting.
--------------------------------------------------------------------------------


                             SHAREHOLDERS' PROPOSALS

     Proposals of shareholders intended to be presented at the 2003 Annual Meeting should be submitted by certified mail, return receipt requested, and must be received by us at our corporate office located at 312 West First Street, Suite 400, Sanford, Florida 32771, on or before December 13, 2002, to be eligible for inclusion in next year's Proxy Statement. However, if next year's Annual Meeting is held on a date more than 30 days before or after the date of the 2002 Annual Meeting, any shareholder who wishes to have a proposal included in the Proxy Statement for that meeting must deliver us a copy of the proposal within a reasonable time before the Proxy Statement is mailed. We reserve the right to decline to include in the Proxy Statement any proposal which does not comply with the Proxy Rules (Regulation 14A) adopted under the Securities Exchange Act of 1934.


                    NOTICE OF BUSINESS TO BE CONDUCTED AT AN
                   ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

     Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. To properly bring business before an Annual Meeting, you must give written notice to our Corporate Secretary not less than ten days before the Annual Meeting.


                                  SOLICITATION

     We will bear the cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding share in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses. We have also retained Regan & Associates, New York, New York, to aid in the solicitation of shareholders, brokers, banks and other institutional investors for an estimated fee of $4,000.

                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

                      OTHER MATTERS WHICH MAY PROPERLY COME
                            BEFORE THE ANNUAL MEETING

     We know of no other business that will be presented for consideration at the Annual Meting, other than those matters described in this Proxy Statement. If any other matter properly comes before the Annual Meeting, however, it is our intent to vote the proxies we obtain in accordance with our best judgment. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.


                        AVAILABILITY OF OTHER INFORMATION

     Accompanying this Proxy Statement is our 2001 Annual Report, which includes our audited financial statements. Additional copies of the Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy should contact: Aubrey H. Wright, Jr., Chief Financial Officer, Federal Trust Corporation, Post Office Box 1867, Sanford, Florida 32772-1867, telephone number (407) 323-1833.

     Federal Trust currently files periodic reports with the Securities and Exchange Commission (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.). We file these periodic reports electronically via EDGAR and they can be reviewed at the Securities and Exchange Commission's website: www.sec.gov. They can also be inspected and copied at the Securities and Exchange Commission's Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549.





Federal Trust Corporation
April 12, 2002


















                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

                                    EXHIBIT A
































                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

October 5, 2001



Securities and Exchange Commission
Washington, D.C. 20549



Ladies and Gentlemen:

We were previously principal accountants for Federal Trust Corporation and, under the date of February 2, 2001, we reported on the consolidated financial statements of Federal Trust Corporation and subsidiaries as of and for the years ended December 31, 2000 and 1999. On September 28, 2001, our appointment as principal accountants was terminated. We have read Federal Trust Corporation's statements included under Item 4 of its Form 8-K dated October 8, 2001, and we agree with such statements.

Very truly yours,

KPMG LLP


















                           ---------------------------


                    FEDERAL TRUST CORPORATION PROXY STATEMENT
            312 West First Street, Suite 400 o Sanford, Florida 32771

                   FEDERAL TRUST CORPORATION - REVOCABLE PROXY
                       2002 ANNUAL MEETING OF SHAREHOLDERS

This Proxy is being solicited on behalf of the Board of Directors.

The undersigned hereby appoints George W. Foster and Kenneth W. Hill, and each of them with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of Federal Trust Corporation common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Farmers' Market, 200 West New England Street, Winter Park, Florida on May 24, 2002, at 10:00 a.m., and at any and all adjournments.

The undersigned may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation or duly executed Proxy bearing a later date to Federal Trust or by attending the Annual Meeting and voting in person.

INSTRUCTION: Indicate your voting instructions by marking the appropriate boxes.

PROPOSAL I: The election of two Class III directors and one Class II director.

                                                 WITHHOLD
                                   FOR           AUTHORITY
                                   ---           ---------

                                   | |              | |


INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name listed below.

            CLASS III:      DR. SAMUEL C. CERTO    o   JAMES V. SUSKIEWICH

            CLASS II:       A. GEORGE IGLER



PROPOSAL  II:   Approval  of  an  amendment  to  the  1998  Key  Employee  Stock
Compensation Program.

          FOR                     AGAINST              ABSTAIN

          | |                       | |                  | |


PROPOSAL III: Approval of an amendment to the 1998 Directors' Stock Option Plan.

          FOR                     AGAINST              ABSTAIN

          | |                       | |                  | |


PROPOSAL IV: The ratification of Hacker, Johnson & Smith, P.A., as the independent auditors for Federal Trust Corporation for the fiscal year ending December 31, 2002.

          FOR                     AGAINST              ABSTAIN

          | |                       | |                  | |


PROPOSAL V: The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of Proposals I, II, III or IV.

          FOR                     AGAINST              ABSTAIN

          | |                       | |                  | |


IN THEIR DISCRETION THE PROXY HOLDER(S) ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or at any adjournment.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted FOR the proposals listed.


                                X_________________________    __________________
---------------------------      Signature                     Date
          [Label]
---------------------------     X_________________________    __________________
                                 Signature if held jointly     Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person. The undersigned acknowledges receipt from Federal Trust Corporation, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement dated April 12, 2002, and the 2001 Annual Report.